UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 3, 2025
Date of Report (date of earliest event reported)
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SHIFT4 PAYMENTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39313 (Commission File Number)	84-3676340 (I.R.S. Employer Identification Number)
3501 Corporate Pkwy Center Valley, PA 18034
(Address of principal executive offices) (Zip Code)
(888) 276-2108
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $0.0001	FOUR.PRA	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure.
On December 3, 2025, Shift4 Payments, Inc. announced the pricing of a tack-on offering by its subsidiaries, Shift4 Payments, LLC (“Shift4”) and Shift4 Payments Finance Sub, Inc. (together with Shift4, the “Issuers”), of €435 million in aggregate principal amount of their 5.500% senior notes due 2033 (the “New Notes”). The New Notes will be issued as additional securities under an Indenture, dated May 16, 2025 (as supplemented from time to time, the “2033 Notes Indenture”), pursuant to which the Issuers issued €680 million in aggregate principal amount of their 5.500% senior notes due 2033 (the “Existing Notes”) in May 2025. The New Notes and the Existing Notes are intended to be treated as a single class of debt securities under the 2033 Notes Indenture, and the New Notes will have identical terms to the Existing Notes, other than with respect to the issue date and issue price. The New Notes were priced at an issue price of 102.50% and will bear an interest rate of 5.500% per annum. The New Notes are being offered in a private offering to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended.
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 - Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release issued on December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2025

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Chief Legal Officer and Secretary